EXHIBIT 10.59

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked by [***], have been separately filed with the Securities and Exchange Commission.

SECOND AMENDMENT TO
DEVELOPMENT, MANUFACTURING AND SUPPLY AGREEMENT

This Second Amendment is made effective as of the first day of November, 2006, to the Development, Manufacturing and Supply Agreement made June 28, 2005 (“the Agreement”) by and between Kensey Nash Corporation, a Delaware corporation, having its principal place of business at 735 Pennsylvania Avenue, Exton, PA  19341 (hereinafter referred to as “KNC”) and BioMimetic Therapeutics, Inc. (formerly, BioMimetic Pharmaceuticals Inc.), a  Delaware corporation, having its principal place of business at 389-A Nichol Mill Lane, Franklin, TN  37067 (hereinafter referred to as “BMTI”)(each, individually a “Party” and collectively, the “Parties”).

WHEREAS the Agreement provides for certain milestone payments to be made to KNC relating to the commercialization of an Approved Commercial product for tendon or ligament injury treatment; and

WHEREAS BMTI and KNC have agreed to redefine the milestones triggering payments for research & development services to be performed under a Research & Development Plan (the R&D Plan) attached as Exhibit A to this Second Amendment to the Agreement over an approximate 2 year period ending December 31, 2008.

NOW, THEREFORE, IN CONSIDERATION of the mutual agreements contained herein, pursuant to Section 16.2 of the Agreement the Parties agree to amend the Agreement as follows:

1.  The following new section 2.3 shall be added to the Agreement:

2.3
BMTI Termination.  BMTI may at anytime upon thirty (30) days notice to KNC terminate the development project relating to a product for tendon and ligament injury treatment if BMTI concludes in its sole discretion that the contemplated Commercial Product is not commercially viable for any reason.

2.  Sections 6.1(k) and 6.1(l) of the Agreement shall be replaced by the following:

k.	[***] upon the First Commercial Sale of the first Approved Commercial Product for tendon or ligament injury treatment;

l.	[***] upon the one-year anniversary of the First Commercial Sale of the first Approved Commercial Product for tendon or ligament injury treatment.

[***]  Redacted pursuant to confidential treatment request.

3.  The following new sections 6.1(m) – (o) shall be added to the Agreement:

m.
[***] upon execution of this Second Amendment to recognize development work completed under the R&D Plan between the date of execution of the Agreement and the date of this Second Amendment on the ligament and tendon development project;

n.
[***] payable in eight quarterly installments of [***] upon the close of each calendar quarter in 2007 and 2008 for development work yet to be performed under the R&D Plan on the ligament and tendon project over the specified  period;

o.
In the event that BMTI terminates the ligament and tendon project pursuant to Section 2.3 of the Agreement prior to the end of 2008, the payments provided for in 6.1(n) shall cease, however KNC shall be entitled to receive a final pro-rated payment up to the date of termination of the project.

4.  This Second Amendment is meant to amend, modify or supersede only those specific Sections, rights, responsibilities, liabilities and/or covenants expressly referred to in this Second Amendment, and only to the extent so referred to; and accordingly all other Sections and covenants of the Agreement, as amended by the First Amendment, shall remain unaffected and shall continue to have full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement Amendment through their duly authorized representatives as of the date first written above.

BIOMIMETIC THERAPEUTICS, INC.		KENSEY NASH CORPORATION

By:	/s/ Samuel E. Lynch	By:	/s/ Joseph W. Kaufmann
	Samuel E. Lynch, DDS		Joseph W. Kaufmann
	President & CEO		President & CEO

[***]  Redacted pursuant to confidential treatment request.

Schedule D3

Kensey Nash Corporation and BioMimetic Therapautics Inc.
DEVELOPMENT, MANUFACTURING AND SUPPLY AGREEMENT

November, 2006

Tendon Repair Product Transfer Price

Product	Price Per Unit
Annual Order Quantities
	< [***] Units			[***] Units			> [***]Units

[***] cm x [***] cm Sheet	$	[***	]	$	[***	]	$	[***	]

[***]  Redacted pursuant to confidential treatment request.

Exhibit A to the Second Amendment
Tendon Product Research and Development Plan

[***]

[***]  Redacted pursuant to confidential treatment request.